Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr., Philip D. Ameen and Robert E. Healing and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of shares of Company common stock to be offered and sold in connection with the acquisition by the Company of Telemundo Communications Group, Inc., in such form(s) as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, as any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 15th day of February 2002.


/s/ Jeffrey R. Immelt                           /s/ Keith S. Sherin
----------------------------                    ------------------------------
Jeffrey R. Immelt                               Keith S. Sherin
Chairman of the Board                           Senior Vice President -
(Principal Executive                            Finance (Principal
Officer and Director)                           Financial Officer)


/s/ Philip D. Ameen
----------------------------
Philip D. Ameen
Vice President and Comptroller
(Principal Accounting Officer)


                                                /s/ Scott G. McNealy
----------------------------                    ------------------------------
James I. Cash, Jr.                              Scott G. McNealy
Director                                        Director




/s/ Silas S. Cathcart                           /s/ Gertrude G. Michelson
----------------------------                    ------------------------------
Silas S. Cathcart                               Gertrude G. Michelson
Director                                        Director



                                                /s/ Sam Nunn
----------------------------                    ------------------------------
Dennis D. Dammerman                             Sam Nunn
Director                                        Director




----------------------------                    ------------------------------
Paolo Fresco                                    Roger S. Penske
Director                                        Director


/s/ Ann M. Fudge
----------------------------                    ------------------------------
Ann M. Fudge                                    Frank H. T. Rhodes
Director                                        Director


/s/ Claudio X. Gonzalez
----------------------------                    ------------------------------
Claudio X. Gonzalez                             Gary L. Rogers
Director                                        Director



                                                /s/ Andrew C. Sigler
----------------------------                    ------------------------------
Andrea Jung                                     Andrew C. Sigler
Director                                        Director



/s/ Kenneth G. Langone                          /s/ Douglas A. Warner
----------------------------                    ------------------------------
Kenneth G. Langone                              Douglas A. Warner III
Director                                        Director



/s/ Rochelle B. Lazarus                         /s/ Robert. C. Wright
----------------------------                    ------------------------------
Rochelle B. Lazarus                             Robert C. Wright
Director                                        Director


                      A MAJORITY OF THE BOARD OF DIRECTORS